Virco (NASDAQ: VIRC) is a post-pandemic re-shoring play without the risk and expense of re-shoring. VIRCO MFG. CORPORATIONMARCH 2024

2VIRCO MFG. CORPORATIONMARCH 2024 Bring Production Home? Virco Never Left.

3VIRCO MFG. CORPORATIONMARCH 2024 This presentation contains “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding: our future financial results and growth in our business; business strategies; our competitive advantages; market demand and product development; estimates of unshipped backlog; order rates and trends in seasonality; product relevance; economic conditions and patterns; the educational furniture industry generally, including the domestic market for classroom furniture; cost control initiatives; absorption rates; declaration of dividends in future periods; and supply chain challenges. Forward-looking statements are based on current expectations and beliefs about future events or circumstances, and you should not place undue reliance on these statements. Such statements involve known and unknown risks, uncertainties, assumptions and other factors, many of which are out of our control and difficult to forecast. These factors may cause actual results to differ materially from those that are anticipated. Such factors include, but are not limited to: uncertainties surrounding the long-term effects of the COVID-19 pandemic; changes in general economic conditions including raw material, energy and freight costs; state and municipal bond funding; state, local, and municipal tax receipts; order rates; the seasonality of our markets; the markets for school and office furniture generally, the specific markets and customers with which we conduct our principal business; the impact of cost- saving initiatives on our business; the competitive landscape, including responses of our competitors and customers to changes in our prices; demographics; and the terms and conditions of available funding sources. See our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q, and other reports and material that we file with the Securities and Exchange Commission, for a further description of these and other risks and uncertainties applicable to our business. We assume no, and hereby disclaim any, obligation to update any of our forward-looking statements. We nonetheless reserve the right to make such updates from time to time by press release, periodic reports, or other methods of public disclosure without the need for specific reference to this presentation. No such update shall be deemed to indicate that other statements which are not addressed by such an update remain correct or create an obligation to provide any other updates. Forward Looking Statements

4VIRCO MFG. CORPORATIONMARCH 2024 Virco is America’s leading manufacturer and supplier of educational furniture and equipment. You know our furniture, but you may not know our name. 55,000,000 public and private school students and 7,000,000 teachers and support staff spend time on school campuses during the school year. Most of them have used or are using VIrco furniture. These are Virco’s dedicated end users: a socially essential and robustly-funded domestic U.S. market.

5VIRCO MFG. CORPORATIONMARCH 2024 • Largest manufacturer and supplier of movable furniture and equipment for the education market in the United States • Founded in 1950 by Julian Virtue • Founding family still owns over 30% of outstanding shares; actively engaged in day-to-day management • Vertical business model built around 2,300,000 sq. ft. of U.S. manufacturing and distribution infrastructure • 550,000 sq. ft. in Torrance, California services states west of the Rockies and Pacific Rim • 1,750,000 sq. ft. in Conway, Arkansas services states east of the Rockies and Caribbean, Atlantic • Extensive portfolio of intellectual property including patents, trademarks, proprietary tooling, equipment, operating software and technology • Over 800 full-time employees, 40% of whom have over 20 years of experience with Virco Virco Mfg. Corporation (NASDAQ:VIRC) Corporate Overview

6VIRCO MFG. CORPORATIONMARCH 2024 Main Product Categories Chairs Desks Tables Cafeteria Library & Media Storage Administration STEM

“Why Virco. Why now?” China’s admission to the World Trade Organization in 2001 had the effect of capping prices and revenue for many U.S. manufacturers. This impact was partially buffered for Virco by two “moats” around the market for school furniture: extreme seasonality and the Price/ Cube Threshold. In addition, Virco aggressively expanded its service offering to provide full, turnkey project management with its proprietary PlanSCAPE service and software. This provides vertically integrated service, including layout and design, for furnishings and equipment in new schools and refurbishment projects. The market forces that protected Virco’s revenue and operating assets were evolving favorably before the accelerator of COVID 19. But the pandemic was definitely a tipping point. Virco may now find itself at a positive inflection, where its 2,300,000 square feet of fully functional U.S. manufacturing and distribution infrastructure, along with its highly skilled workforce—40% of whom have more than 20 years’ experience with the Company—have positioned it for profitable growth. The simple message is this: Virco is a reshoring play without the risk or expense of reshoring. Virco never left. Its market, operating muscle, and 74 years of direct customer relationships are all intact. What has changed is the competitive environment. Cheap labor is no longer strategic. Extended supply chains are no longer reliable. Virco is on the right side of these trends, and is financially strong enough to pursue growth without the need for additional capital investment or debt. 7MARCH 2024 VIRCO MFG. CORPORATION

8VIRCO MFG. CORPORATIONMARCH 2024 Investment Highlights • Exceptional brand awareness with reputation for safety, reliability and quality earned over 74+ years of serving the education market • Well positioned to benefit from ongoing rationalization of extended supply chains • Economic barriers to entry like seasonality and the “price/cube threshold” protect existing market of school furniture and provide growth opportunities into adjacent markets • Large installed base of Virco furniture creates sizable annuity-like revenue stream from follow-on orders that match existing furniture • Valuable U.S. manufacturing and distribution footprint with proven operating efficiencies; significant production increase is possible with only minimal levels of maintenance cap-ex. • The following timeline shows why the current moment is a positive inflection point for Virco

9VIRCO MFG. CORPORATIONMARCH 2024 Virco Timeline – 1965 to 2024 (Virco’s fiscal year ends on January 31. This can lead to potential confusion about which years are under discussion. The timeline below uses Virco’s fiscal year end [FYE]. For example, the last year in the timeline, FYE ’24, was “calendar 2023.” Net income displayed below reflects actual results as reported, including allowances and accruals for tax benefits.) Baby Boom Baby Boom Echo $300,000 N et S al es (i n th ou sa nd s) $275,000 $250,000 $225,000 $200,000 $175,000 $150,000 $125,000 $100,000 $75,000 $50,000 $25,000 $0 Restructuring, “ZUMA”, “Equipment for Educators” China enters the WTO putting pressure on U.S. manufacturers “Great Recession” Net Sales Net Income ( loss) After going public in June of 1964, Virco released the “9000 Classic Series” Conway “Plant II” 19 65 19 66 19 67 19 68 19 69 19 70 19 71 19 72 19 73 19 74 19 75 19 76 19 77 19 78 19 79 19 80 19 81 19 82 19 83 19 84 19 85 19 86 19 87 19 88 19 89 19 90 19 91 19 92 19 93 19 94 19 95 19 96 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 Industry consolidation Further Industry consolidation N et In co m e (L os s) (i n th ou sa nd s) $ 25,000 $ 20,000 $ 15,000 $ 10,000 $ 5,000 $ 0 $ (5,000) $ (10,000) $ (15,000) $ (20,000) $ (25,000) COVID closes schools Supply chain collapse Preliminary, unaudited Preliminary, unaudited Fiscal Year Ending January 31 In Thousands

10VIRCO MFG. CORPORATIONMARCH 2024 Timeline • Virco founded in 1950 • After going public in June of 1964, Virco released the “9000 Classic Series”, possibly the world’s largest-selling chair with over 60,000,000 units sold • Virco prospers through the long Baby Boom and its “echo” • 2000: Investment of over $60mm in Conway “Plant II” to meet growing demand. Maintenance cap-ex since 2000 averages $5mm annually • 2001 Negative Inflection: China admitted to World Trade Organization; dot-com Recession impacts public school funding. Virco loses $40,000,000 of commodity furniture business in a single year • China puts “lid” on prices and revenue for next 20 years, establishing new competitive paradigm that allows U.S. distributors to source furniture from China and erode Virco’s revenue and margins • 2002: Acquisition of Furniture Focus, a school furniture and equipment reseller • 2004: Major restructuring to address lower revenue • 2004: Release of “Zuma” product line and tactical emphasis of “color” and “choice” to combat imports • 2004: Implementation of “Equipment for Educators” strategy positions Company product offering behind protective moats of seasonality and the Price/Cube Threshold • 2004 through 2007: Revenue and margins stabilize under new strategy as many domestic school furniture makers exit the industry • 2008-2009: Great Recession further reduces number of U.S. competitors; funding impacts on schools lag by several years but eventually impact Virco’s revenue • 2013-2019: Company revenue and margins wobble around break-even as competition with U.S. distributors, sourcing their furniture from China, continues • 2020: COVID pandemic closes schools, amplifies impacts of seasonality and price/cube threshold on bulky items like school furniture; final capitulation of several more competitors • 2021: Supply Chain collapse disrupts import flows, financing, and reliability, calling into question long-term sustainability of the “China Model.” • 2023: Positive Inflection: Virco’s U.S. factories and vertical business model deliver more than 70% growth from low point of pandemic school closures, without additional debt or investment. Company declares regular quarterly dividend and share re-purchase plan.

11VIRCO MFG. CORPORATIONMARCH 2024 Comfort, choice, color, and cash flow: Virco aggressively promotes products and services that are difficult for importers to match. A steady stream of ergonomically sophisticated designs, rendered in the industry’s most extensive color palette, transformed the look and feel of America’s classrooms. All of these new products enjoy robust protection through patents and trademarks. Virco’s vertical operating model continues to provide consistent control of the order-to-cash cycle, resulting in net positive cash flows despite the challenges of the past two decades. Net Sales & Operating Cash Flow – 2001 to 2024 $300,000 N et S al es (i n th ou sa nd s) $275,000 $250,000 $225,000 $200,000 $175,000 $150,000 $125,000 $100,000 $75,000 $50,000 $25,000 $0 China enters the WTO putting pressure on U.S. manufacturers Virco introduces the award winning ZUMA Series to the market, launching a whole new era in school furniture. Virco becomes the first company to be awarded GREENGUARD for Children and Schools indoor air certification. Introduction of Metephor Series Introduction of Analogy Series Introduction of floor rockers Preliminary unaudited $269,100 Launch of new website Worldwide Pandemic Fiscal Year Ending January 31 2001 2002 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 $ 35,000 $ 30,000 $ 25,000 $ 20,000 $ 15,000 $ 10,000 $ 5,000 $ 0 $ (5,000) Net Cash Provided By (used in) Operating Activities O pe ra tin g C as h Fl ow s in T ho us an ds Net Sales

12VIRCO MFG. CORPORATIONMARCH 2024 Virco Shipments + Backlog at Fiscal Year End 2002-2024 • “Shipments + Backlog” is a non-GAAP internal metric used by management to plan production, staffing, inventories, and seasonal working capital. • It combines actual year-to-date shipments as of a particular date plus the unshipped orders on the Company backlog. Most of these orders will ship in the current fiscal year, although some carry over into the succeeding year. • This metric is especially valuable in early-season planning, when backlog dominates the calculation. • As Virco’s seasonal pattern progresses through the year, the weight of this metric shifts from backlog to shipments. • The pattern has been robust over two decades and is proprietary to Virco. For the first time in Company history, “Shipments + Backlog” at FYE 1.31.24 exceeded $300 million, reaching an all-time record of $317,604,000. • Following the low-point of Shipments + Backlog during pandemic-related school closures, this forward-looking metric has grown more than 80%, without additional debt or capital investments beyond ordinary maintenance and upkeep. • The Company’s financial strength allows it to pursue additional growth opportunities as the markets for its products and services continue to evolve toward post-pandemic equilibrium. 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 320 300 280 260 240 220 200 180 160 140 120 100 80 60 (in m illi on s) Shipments + Backlog

13VIRCO MFG. CORPORATIONMARCH 2024 Virco is a different investment because its market and its business model are different. Extreme seasonality and the Price/Cube Threshold create structural barriers to entry for bulky, long-lead time imports. The speed and flexibility of Virco’s U.S. factories turn these market characteristics into competitive advantages. Virco achieves additional control over the order-to-cash cycle by selling direct to public institutions like schools. Virco sales managers use proprietary PlanSCAPE project management software to coordinate all aspects of order management, manufacturing, and field installation, as well as the nation’s largest and best-known public procurement contract. More recently, changes in the cost and availability of seasonal financing and/or equity capital may have presented additional challenges to business models built around extended supply chains (Virco’s competitors). Virco makes use of a seasonal credit facility with PNC Bank to finance early-season inventories and peak-season receivables. The Company paid down this facility and was effectively debt-free at FYE 1.31.24, other than a small mortgage on one of its Conway, Arkansas facilities. Virco’s U.S. factories and warehouses, combined with its direct sales and service model, are uniquely configured to the structural demands of the school furniture market. The Company’s financial strength further allows it to pursue these opportunities, as well as growth into adjacent markets with similar characteristics.

Proprietary PlanSCAPE® Software & Project Management

Virco's Direct Sales Force Uses PlanSCAPE to Help Schools Design and Plan Projects

Comprehensive Project Management Process

DESIGN PHASE	PROCUREMENT PHASE	INSTALLATION PHASE	CLOSING PHASE
Define the project scope in terms of space, product selection, design and timeline.	Secure products and services. Plan delivery schedule.	Receive, assemble, and install products. Verify satisfactory completion.	Resolve open issues. Finalize administrative tasks and conduct lessons learned.
4 to 6 MONTHS	1 to 3 MONTHS	1 to 3 WEEKS	2 to 4 WEEKS


Representative
PlanSCAPE Project

VIRCO MARCH 2024 VIRCO MFG. CORPORATION 14

15VIRCO MFG. CORPORATIONMARCH 2024

16VIRCO MFG. CORPORATIONMARCH 2024 CLASSROOMS ADMINISTRATION CAFETERIAS AND FOOD-SERVICE SCIENCE LABS

17VIRCO MFG. CORPORATIONMARCH 2024 LIBRARIES & MEDIA CENTERS CLINICS PERFORMING ARTS BREAK ROOMS

18VIRCO MFG. CORPORATIONMARCH 2024 SEMINAR CAREER TRAINING AND TECHNOLOGY HOSPITALITY PLACES OF WORSHIP

The market for school furniture and equipment is highly seasonal: 60% of deliveries take place in the months of June through August. Extreme seasonality creates a significant barrier to entry for products with long lead times, like those that come from factories overseas.

The peak month for incoming orders is June. The peak month for shipments is July. The on-the-water lead time for imported furniture is at least twice that long, creating forecasting, financing, and logistical pressures for models based on extended supply chains. In the post-pandemic economy, logistics, quality, and speed-to-customer will be more important than cheap labor. Cheap labor is no longer strategic, especially in a highly seasonal market.


VIRCO
Equipment for Educators
AMERICAN MADE
Supporting Schools
For Over 65 Years


4
weeks
Peak Orders
Peak Deleveries
Q1
Q2
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VIRCO
MARCH 2024
VIRCO MFG. CORPORATION 19

MARCH 2024 20 The Price/Cube Threshold is the minimum selling price per cubic foot needed to offset the costs and risks of ocean freight. The price/cube threshold forms a protective moat around Virco’s bulky school furniture, which sells below the threshold. This means that even if overseas labor is free, bulky school furniture can’t be imported and sold at a lower price than Virco. Since China’s admission to the World Trade Organization in 2001, the Company estimates the Price/Cube Threshold has moved upward from $10 per cubic foot in 2001 to about $30 per cubic foot in 2024. This places economic limits on the size of products that can be imported efficiently, regardless of how cheap the labor might be. A simple way to think about it is this: Smartphones come from China. School furniture comes from the U.S. When combined with extreme seasonality, the Price/Cube Threshold forms a protective moat around Virco’s core school furniture revenue, while presenting additional opportunities for expansion into adjacent markets with similar characteristics. The Price/Cube Threshold Retail selling price per cubic foot $30 $10 2001 2024 VIRCO MFG. CORPORATION

21MARCH 2024 VIRCO MFG. CORPORATION ($ In thousands) 1/31/2018 1/31/2019 1/31/2020 1/31/2021 1/31/2022 1/31/23 1/31/24 Trade Accounts Receivable, Net $11,385 $13,253 11,762 $9,759 $17,769 $18,435 $23,161 Inventory $42,057 $47,289 43,329 $38,270 $47,373 $67,406 $58,371 Current Assets $55,713 $63,111 58,342 $50,967 $68,847 $89,068 $89,026 Total Property, Plant and Equipment $159,419 $164,678 167,248 $168,829 $170,042 $170,372 $170,924 Net Property, Plant and Equipment $42,442 $41,920 39,897 $36,826 $35,327 $34,562 $34,568 Total Assets $116,623 $123,113 138,992 $125,036 $126,445 $150,126 $146,385 Current Liabilities $27,723 $32,125 25,118 $22,106 $36,284 $48,525 $37,532 Debt Current Portion $4,681 $5,504 878 $887 $340 $7,360 $248 Non-Current Portion $12,000 $15,910 15,818 $9,553 $14,173 $14,384 $4,136 Total Debt $16,681 $21,414 16,696 $10,440 $14,513 $21,744 $4,384 Total Stockholders’ Equity $58,712 $57,027 $54,818 $54,187 $47,466 $ 68,061 $91,179 Preliminary Unaudited Virco has a strong balance sheet and limited debt. Financial efficiencies actually improved during the pandemic. The Company Is currently well-capitalized to support growth into adjacent markets, as well as a balanced portfolio of shareholder returns. 2016 2017 2018 2019 2020 2021 2022 2023 60 80 100 120 40 20 0 FISCAL YEAR ENDED JANUARY 31 Total Debt Quarterly Sales

MARCH 2024 Fully capitalized U.S. infrastructure staffed by the most experienced workforce in the industry. Virco’s operating assets match the unique characteristics of the U.S. school furniture market. The Torrance, California factory and distribution center serve states west of the Rockies, as well as international customers on the Pacific Rim. Three separate facilities in Conway, Arkansas, provide service for states east of the Rockies as well as international customers in the Caribbean and Atlantic. Sales Managers and Field Service Supervisors are located in states and regions that allow regular, direct contact with public and private schools, publicly funded institutions, and other private-sector customers. The Company offers investors an unusual degree of access through a visit to its operating facilities. Management believes “kicking the tires” can provide a superior understanding of Virco as an investment. Please contact us to learn more and schedule a visit: Virco Mfg. Corporation (310) 533-0474. Robert Virtue, Chairman and CEO Doug Virtue, President Bob Dose, CFO or investoraccess@virco.com Conway, Arkansas Torrance, California 22VIRCO MFG. CORPORATION